                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to SS.240.14a-11(c) or SS.240.14a-12


                            Take to Auction.com, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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1) Title of each class of securities to which transaction applies:


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2) Aggregate number of securities to which transaction applies:



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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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4) Proposed maximum aggregate value of transaction:


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5) Total fee paid:


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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

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          2) Form, Schedule or Registration Statement No.:

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          3) Filing Party:

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          4) Date Filed:

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


                            TAKE TO AUCTION.COM, INC.
                          5555 ANGLERS AVENUE SUITE 16
                            FORT LAUDERDALE, FL 33312

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Take to Auction.com, Inc. (the "Company") will be held at the Company's corporate offices, on Tuesday, October 30, 2001, for the following purposes as set forth in the accompanying Proxy Statement:

         1. To elect five directors to serve until their successors are elected and qualified; and

         2. To ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2001; and

         3. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Holders of record of the Company's common stock at the close of business on August 31, 2001 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.


                                           By order of the Board of Directors,





                                           /s/ Albert Friedman
                                           -------------------------------------
                                           Albert Friedman
                                           President and Chief Executive Officer

Dated:  September 21, 2001


                             YOUR VOTE IS IMPORTANT
                             ----------------------
--------------------------------------------------------------------------------
Whether or not you plan to attend the Meeting, please sign and date the enclosed Proxy Card which is being solicited by the Board of Directors and return it promptly in the envelope provided. Any person giving a Proxy has the power to revoke it at any time prior to the exercise thereof and if present at the Meeting may withdraw it and vote in person if they so desire. Attendance at the Meeting is limited to shareholders, their proxies and invited guests of the Company.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          OF TAKE TO AUCTION.COM, INC.
                           TO BE HELD OCTOBER 30, 2001

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Take to Auction.com, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at the Company's corporate offices, 5555 Anglers Avenue, Suite 16, Ft. Lauderdale, Florida 33312, on Tuesday, October 30, 2001, or at any adjournment thereof. The Proxy Statement and the form of proxy (the "Proxy") are first being mailed on or about September 24, 2001.

                    VOTING SECURITIES; PROXIES; REQUIRED VOTE

This solicitation is made by mail on behalf of the Board. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending Proxy Statement materials to shareholders.

Holders of record of the common stock, $.001 par value per share, of the Company (the "Common Stock") as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting. Each share of Common Stock entitles the holder to one vote on each matter to come before the Meeting. At the close of business on August 31, 2001, there were 7,438,889 shares of Common Stock issued and outstanding.

Shares represented by proxies in the form enclosed, if the proxies are properly executed and returned and not revoked, will be voted as specified. Where no specification is made on a properly executed and returned Proxy, the shares will be voted FOR the election of all nominees for director and FOR the ratification of the selection of Deloitte & Touche LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2001. To be voted, proxies must be filed with the Secretary of the Company prior to voting. Proxies may be revoked at any time before voting by filing a notice of revocation with the Secretary of the Company, by filing a later dated Proxy with the Secretary of the Company or by voting in person at the Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

The Board knows of no matters to come before the Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Meeting, it is the intention of each of the persons named in the accompanying Proxy to vote such proxies in accordance with such person's discretionary authority to act in such person's best judgment.

The principal executive offices of the Company are located at 5555 Anglers Avenue, Suite 16, Ft. Lauderdale, Florida 33312.

                 PROPOSAL 1: NOMINEES FOR ELECTION AS DIRECTORS
                             (ITEM 1 ON PROXY CARD)

Pursuant to the Company's Amended and Restated Articles of Incorporation (the "Articles"), our Board is divided into three classes of directors serving staggered three-year terms. As a result, approximately one-third of the Board will be elected each year during our Annual Meeting and hold office until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified. If, for any reason, the directors are not elected at the Meeting, they may be elected at a special meeting of shareholders called for that purpose in the manner provided by the Company's Amended and Restated Bylaws (the "Bylaws"). The Bylaws currently authorize a Board consisting of not less than one nor more than nine persons, and Take to Auction's Board currently consists of eight directors.

The nominees for election to the five positions on the Board to be voted upon at the Meeting are Jonathan Geller (Class I Director), Hugo Calemczuk (Class I Director), Ilia Lekach (Class II Director), Mitchell Morgan (Class II Director), and Miguel Cauvi (Class II Director).

On July 12, 2000, Garrick Hileman resigned as a Class I director for personal reasons. The remaining Class I directors are Hugo Calemczuk and Jonathan Geller. Although their terms expired in 2000, they have agreed to continue to serve until their successors are duly elected at the 2001 Meeting. Each of the Class I directors elected at the 2001 Meeting will be elected to two (2) year terms in order to preserve the classified aspect of our Board. Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying Proxy intend to vote for the election of Jonathan Geller and Hugo Calemczuk to hold office as directors for a term of two (2) years and for the election of Ilia Lekach, Mitchell Morgan and Miguel Cauvi to hold office as directors for a term of three (3) years. All nominees have consented to being named in this Proxy Statement and have advised the Board that they are able and willing to serve as directors, if elected.

If any nominee becomes unavailable for any reason (which is not anticipated), the shares represented by the proxies may be voted for such other person or persons as may be determined by the holders of the proxies (unless a Proxy contains instructions to the contrary). In no event will the Proxy be voted for more than five nominees.

VOTE

Each director will be elected by a favorable vote of a majority of the votes cast at the Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the outcome. Unless instructed to the contrary in the Proxy, the shares represented by the Proxy will be voted FOR the election of the five nominees named above as directors.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information (as of August 31, 2001) regarding our executive officers and directors:


NAME                                       AGE                  POSITION
----                                       ----                 --------

Ilia Lekach..............................   52       Chairman of the Board and Class II
                                                        Director
Horacio Groisman.........................   48       Vice-Chairman of the Board and
                                                        Class III Director
Albert Friedman..........................   28       President, Chief Executive Officer and
                                                        Class III Director
Mitchell Morgan..........................   30       Vice-President, Chief Financial Officer and
                                                        Class II Director
Jonathan Geller..........................   25       Vice-President, Chief Technology Officer and
                                                        Class I Director
Hugo Calemczuk...........................   50       Class I Director
Miguel Cauvi.............................   39       Class II Director
Alan Blaustein...........................   55       Class III Director



ILIA LEKACH has been our Chairman of the Board and a Class II director since October 1999. Mr. Lekach is also the chairman and CEO of E Com Ventures, Inc., an Internet incubator. He was co-founder of Perfumania, Inc. and was Perfumania, Inc.'s Chairman of the Board and Chief Executive Officer from its incorporation in 1988 until April 1994, and again since October 1998. Mr. Lekach served as Chairman of the Board of L. Luria & Son, Inc., a South Florida-based catalog retailer from January 1997 through August 1997. Mr. Lekach also serves as Chairman of the Board and Chief Executive Officer of Parlux Fragrances, Inc., a publicly traded manufacturer of fragrance and related products since 1990.

In August 1996 ORM Inc., and its affiliates, of which Mr. Lekach is a principal, purchased a controlling interest in L. Luria & Son, Inc., a catalog retailer with serious financial problems. On August 13, 1997, L. Luria & Son, Inc. filed for relief under Chapter 11 of the Bankruptcy Code and has since been liquidated.

DR. HORACIO GROISMAN served as our Chairman of the Board from August 1999 until October 1999 and has been a Class III director since August 1999. Dr. Groisman also serves as our chairman of the audit committee. Since October 1999, Dr. Groisman has served as Vice-Chairman of our Board. Dr. Groisman has been a practicing physician since 1984, after having received specialty training at Georgetown University. Since June 1994, Dr. Groisman has been President of Otolaryngology, Head and Neck Associates, in Miami, Florida. From January 1997 to December 1997, Dr. Groisman was President and Chief of Staff of Cedars Medical Center in Miami, Florida. Since January 1991, Dr. Groisman has been Chief of Services at Cedars Medical Center. In addition, Dr. Groisman has been a director of E Com Ventures, Inc. since March 1999.

ALBERT FRIEDMAN has been our President and Chief Executive Officer and a director since July 1999 and a Class III director since August 1999. Prior to joining us, Mr. Friedman served as Chief Operating Officer, Interim Chief Financial Officer and director of Perfumania.com, Inc. from its inception in January 1999 until June 1999. From April 1998 until January 1999, Mr. Friedman was President of Corporate Communications Solutions, Inc., an investment banking firm. From January 1997 until April 1998, Mr. Friedman was Executive Vice President and Chief Financial Officer of L. Luria & Son, Inc., a catalog showroom, where Mr. Friedman also served as a director. From June 1996 to December 1996, Mr. Friedman served as an analyst for ORM, Inc., an investment-banking boutique. From June 1994 to June 1996, Mr. Friedman was Vice President of Art and Precision, Inc., a manufacturer and distributor of fine jewelry.

On August 13, 1997, L. Luria & Son, Inc. filed for relief under Chapter 11 of the Bankruptcy Code and was liquidated. Mr. Friedman was the senior officer in charge of managing the liquidation process of L. Luria & Son, Inc.

MITCHELL MORGAN has been our Vice-President, Chief Financial Officer and a Class II director since August 1999. From January 1994 to August 1999, Mr. Morgan held various positions in PriceWaterhouseCoopers, LLP, most recently as business assurance manager. Mr. Morgan holds a degree in accounting from the University of Florida. Mr. Morgan is a Certified Public Accountant.

JONATHAN GELLER has been our Vice President, Chief Technology Officer and a Class I director since October 1999. From January 1998 until September 1999, Mr. Geller was co-founder of Jackpot S.A, Lima Peru, a privately owned company specializing in the development of Web pages, providing high bandwidth Internet connections and custom Web applications, where he served as Chief Executive Officer. From May 1995 to August 1995, in addition to his several internships, Mr. Geller co-founded Serious Fun, Inc., an online casino Web site that he designed and operated. From January 1994 until December 1997, Mr. Geller attended college at North Carolina State University where he graduated with a degree in Industrial Engineering.

HUGO CALEMCZUK has been our Senior Vice President of Merchandising and a Class I director since August 1999. Mr. Calemczuk resigned as our Senior Vice President of Merchandising effective January 2000. Mr. Calemczuk has been President of Exito Enterprises, a distributor of watches and electronics, since its founding in 1987. From 1984 to 1987, Mr. Calemczuk was President of Levimar, a distributor of duty-free merchandise, including watches, jewelry, perfumes, electronics and collectibles.

MIGUEL CAUVI has been a Class II director since February 15, 2000 and serves on our audit committee. Mr. Cauvi is currently employed with IBM Global Services since October 1999. From October 1994 until October 1999, Mr. Cauvi was an independent consultant. During this time Mr. Cauvi worked for Hencorp Beckstone & Co., a privately held securities firm and Groupo Ormeno, a large Peruvian bus transportation company. From July 1993 until October 1994, Mr. Cauvi was the Chief Information Officer for JE Seagram & Sons, Inc. (Spain) and a member of the JE Seagram & Sons, Inc. worldwide re-engineering team. From January 1991 until June 1993, Mr. Cauvi was the Director of Organization and Information Systems with CPC Spain, S.A. an affiliate of Corn Product Corporation USA, the manufacturer and distributor of Mazzola and Hellman's brands. From October 1989 until January 1991 Mr. Cauvi was a manager with Ernst & Young consulting division. From January 1984 until March 1989 Mr. Cauvi was an Experienced Senior of Arthur Andersen & Co. consulting division.

ALAN BLAUSTEIN has been a Class III director since February 15, 2000 and serves on our audit committee. Mr. Blaustein is currently the President & CEO (founder) of Convergence2net, LLC ("C2Net"), a startup company that focuses on outsourcing of network-centric applications and services. As a Network Service Provider, C2Net provides e-business and network services for the mid tier carriers, enterprise, commercial and Internet businesses. From 1991 to 1999, Mr. Blaustein was President, CEO & Vice Chairman (founder) of Maxnet Communication Systems, a company specializing in the network augmentation services of large, complex network systems for the Fortune 1000. Mr. Blaustein has more than 20 years experience in data communication, with positions in advance engineering, sales, systems and marketing with Motorola (ISG), ITT and Exxon Enterprise (Periphonics).

MEETINGS AND COMMITTEES OF THE BOARD

In fiscal year 2000, there were six meetings of the Board (including regularly scheduled and special meetings).

The Board has established two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a Nominating Committee.

AUDIT COMMITTEE

The Audit Committee of the Company's Board (the "Audit Committee") is composed of three independent directors and is governed by a written Charter adopted by the Board, a copy of the Charter is attached to this Proxy Statement as Annex A. The Audit Committee makes recommendations to the Board concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit engagement, approves professional services provided by the independent auditors, reviews the independence of the independent auditors, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The members of the Audit Committee are Dr. Horacio Groisman (chair), Alan Blaustein and Miguel Cauvi. None of the Audit Committee members has a relationship with the Company that might interfere with the exercise of his or her independence from the Company and its management. The Audit Committee held two meetings during 2000.

The Audit Committee has reviewed the findings and recommendations made by Deloitte & Touche LLP in connection with their independent audit of the Company's financial statements for the fiscal year ended December 31, 2000. The Audit Committee was advised that no difficulties or disputes with management were encountered during the course of their audit. The Audit Committee is not aware of any matters which may have a material effect on the Company's performance as reported.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee of the Board (the "Compensation Committee") was at any time since our formation an officer or employee of ours. Ilia Lekach, our Chairman of the Board, serves as the chairman of the Board of E Com Ventures, Inc., Horacio Groisman, our Vice-Chairman of the Board, serves as a member of the Board of E Com Ventures, Inc. There is no business relationship between us and E Com Ventures, Inc., other than a service agreement with Perfumania.com, Inc. The Compensation Committee held one meeting during fiscal 2000. See Certain Relationships and Related Transactions.

DIRECTOR COMPENSATION

Our independent non-employee directors receive cash compensation in the amount of $2,500 and an annual grant of non-qualified options to purchase 5,000 common shares per year, with an exercise price equal to the fair market value on the date of grant, for their services as directors, and are reimbursed for their reasonable expenses for attending our Board and board committee meetings. Directors compensation is paid at the end of each year. Directors who are employees of the Company receive no compensation for serving on the Board.

EXECUTIVE COMPENSATION

The following table sets forth information with respect to all compensation paid or earned for services rendered to the Company in all capacities during 2000 and 1999 by the chief executive officer and president of the Company and the Company's two other most highly compensated executive officers whose aggregate annual compensation exceeded $100,000 and who were executive officers of the Company at December 31, 2000 (all of the individuals named in the following table are collectively defined as the "Named Executive Officers"). The Company does not have a pension plan or a long-term incentive plan, has not issued any restricted stock awards and has not granted any stock appreciation rights as of this date. The Company has granted stock options. See "Option Grants and Holdings." The value of all other annual compensation (perquisites and other personal benefits) received by each Named Executive Officer in each respective year did not exceed the lesser of $50,000 or 10% of the Named Executive Officer's total annual salary and bonus reported for such Named Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                            SECURITIES
                                    FISCAL   COMPENSATION                   UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR     SALARY($)         BONUS($)     OPTIONS(#)(1)   COMPENSATION($)
------------------------------      ------   ------------      --------     -------------   ---------------

Albert Friedman                     2000     127,083            --           50,000             270
  Chief Executive Officer and       1999      52,082            --           25,000              --
  President

Mitchell Morgan                     2000     123,020            --          126,531           1,348
  Chief Financial Officer           1999      45,000            --           48,469              --

Jonathan Geller                     2000     121,250            --          120,714             190
  Chief Technology Officer          1999      30,000            --           54,286              --

(1) See "Option Grants and Holdings" below for a description of such executive officers' options.

OPTION GRANTS AND HOLDINGS

                            2000 OPTION GRANTS TABLE

The following table sets forth grants of stock options to the Named Executive Officers during 2000. We have never granted any stock appreciation rights. The weighted average exercise price of each option is equal to $7.00 per share. The potential realizable value is calculated based upon the term of the option at its time of grant (seven years). It is calculated assuming that the value of common shares appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth.

                                           Individual Grants
                 ---------------------------------------------------------------------
                                                                                         Potential Realizable
                                                                                                Value
                                                                                        at Assumed Annual Rates
                                        Percentage of                                        Share Price
                       Number of         Total Option                                        Appreciation
                      Securities          Granted to                                     for Option term (1) (2)
                  Underlying options     Employees in     Exercise Price   Expiration    -----------------------
Name                  Granted (#)      Fiscal Year (%)   Per Share ($/Sh)     Date        5%($)        10%($)
----              ------------------   ---------------   ----------------  ----------     -----        ------

Albert Friedman          50,000              6.44%            $7.00         04/26/07    $  492,485   $   682,051

Mitchell Morgan           9,864              1.27%            $7.00         01/31/07    $   97,157   $   134,555
                        116,667             15.03%            $7.00         04/26/07     1,149,135     1,591,457
                     ---------------------------------                                  ------------------------
                        126,531             16.31%                                      $1,246,292   $ 1,726,012
                     =================================                                  ========================

Jonathan Geller           4,047              0.52%            $7.00         01/31/07    $   39,861   $    55,206
                        116,667             15.03%            $7.00         04/26/07     1,149,135     1,591,457
                     ---------------------------------                                  ------------------------
                        120,714             15.56%                                      $1,188,996   $ 1,646,663
                     =================================                                  ========================

(1) Potential realizable value is based on the assumption that the common share price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. The amounts have been calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, a Named Executive Officer may realize will depend on the excess of the shares on the date of exercise. Accordingly, there is no assurance that the value realized will be at or near the potential realizable value as calculated in the table.

(2) These options have a term of seven years from the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

The following table provides certain summary information concerning stock options held as of December 31, 2000 by the Named Executive Officers. No options have been exercised as of December 31, 2000 by any of the officers. The value of unexercised in-the-money options at December 31, 2000 is based on the value of the common shares on December 31, 2000

                                                            NUMBER OF SECURITIES                      VALUE UNEXERCISED OF
                                                           UNDERLYING UNEXERCISED                   IN-THE-MONEY OPTIONS AT
                                                         OPTIONS AT DECEMBER 31, 2000                  DECEMBER 31, 2000
                                                         ----------------------------             ---------------------------
NAME                                                     EXERCISABLE    UNEXERCISABLE             EXERCISABLE   UNEXERCISABLE
----                                                     -----------    -------------             -----------   -------------

Albert Friedman....................................         8,333          16,667                  $ 10,416        $ 20,834
Mitchell Morgan....................................        16,156          32,313                    20,195          40,391
Jonathan Geller....................................        18,095          36,191                    22,619          45,239

EMPLOYMENT AGGREMENTS

In August 1999, each of Messrs. Albert Friedman, President, Chief Executive Officer and director and Mitchell Morgan, Vice President, Chief Financial Officer and director, entered into executive employment agreements with Take to Auction. Each agreement has a term of three years unless terminated earlier for cause, death, disability or upon a change in control of Take to Auction. Mr. Friedman's agreement provides for an initial base salary of $125,000. Mr. Morgan's agreement provides for an initial base salary of $120,000. The above salaries are subject to annual increases equal to the greater of 5% or the annual increase in the consumer price index plus other annual increases, if any, as determined by the Compensation Committee in its sole discretion. In addition, Mr. Friedman and Mr. Morgan were granted non-qualified stock options to purchase a total of 75,000 and 175,000 common shares, respectively, exercisable at a weighted average price of $5.08 and $5.40, per share, respectively, one third of which vest on each of the first, second and third anniversaries of the agreements.

In October 1999, Jonathan Geller, our Chief Technology Officer, entered into an executive employment agreement with Take to Auction. The agreement has a term of three years and provides for an initial base salary of $120,000 subject to annual increases equal to the greater of 5% or the annual increase in the consumer price index. In addition, Mr. Geller was granted non-qualified stock options to purchase a total of 175,000 common shares, exercisable at a weighted average price of $5.21 per share, one third of which vest on each of the first, second and third anniversaries of the agreement.

In the event any of these individuals terminate the agreement (i) within 180 days from the date a person or entity acquires the beneficial ownership of 20 percent or more of the then outstanding common shares or 20 percent or more of the voting power, or (ii) pursuant to certain transactions (including a merger or a sale of substantially all the assets) approved by the shareholders, they will be entitled to receive severance compensation in the amount of 200 percent of their annual base salary.

A committee of our Board determined the exercise price of the options granted to the employees was the fair market value of the common stock on the date of grant.

                          COMPENSATION COMMITTEE REPORT

The report of the Compensation Committee of the Board with respect to compensation in fiscal 2000 is as follows:

COMPENSATION PHILOSOPHY

The overall policy of the Compensation Committee is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each executive officer's compensation contingent upon the Company's performance as well as upon the officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of two primary elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at companies within and outside the industry with which the Company competes for executive talent and (ii) long-term stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and the Company's shareholders. As an executive officer's level of responsibility increases, it is the Company's general intent that a greater portion of the executive officer's total compensation be dependent upon Company performance and stock price appreciation than upon base salary.

COMPONENTS OF COMPENSATION

The principal components of executive officer compensation are generally as follows:

     - BASE SALARY. With respect to Messrs. Friedman, Morgan and Geller, their base salary is fixed in accordance with the terms of their respective employment agreements. See "Employment Agreements."

     - LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided through stock option grants and other stock-based awards under the Company's 1999 Stock Option Plan. Awards under the 1999 Stock Option Plan are designed to further align the interests of each executive officer with those of the shareholders and to provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company's business.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exemptions to Section 162(m) apply with respect to "qualified performance-based compensation." The Company is currently monitoring the applicability of Section 162(m) to its ongoing compensation arrangements. The Company does not expect that amounts of compensation paid to its executive officers will fail to be deductible by reason of Section 162(m).

                                                    DR. HORACIO GROISMAN (CHAIR)

                                                    ILIA LEKACH

                          STOCK PRICE PERFORMANCE GRAPH

The following graph compares the performance of an investment in Common Stock from June 13, 2000, the date of our initial public offering, * through December 31, 2000, with the Russell 2000 Index and the JP Morgan H&Q Internet 100 Index. The graph assumes $100 was invested on June 13, 2000 in each of the Common Stock, the Russell 2000 Index and the JP Morgan H&Q Internet 100 Index and the reinvestment of dividends on the date of payment without payment of any commissions. Dollar amounts in the graph are rounded to the nearest whole dollar. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

                                                                       Cumulative Total Return
                                      ------------------------------------------------------------------------------------------
                                      6/13/00     6/30/00     7/31/00     8/31/00     9/30/00    10/31/00   11/30/00   12/31/00
                                      ------------------------------------------------------------------------------------------
TAKE TO AUCTION.COM, INC.              100.00       96.88      106.25       96.10      86.73      56.25      48.44      15.63
RUSSELL 2000                           100.00       64.55       62.48       67.24      65.27      62.35      55.95      60.76
JP MORGAN H & Q INTERNET 100           100.00      100.26       94.00      109.06      96.45      74.89      54.49      49.79



* The graph is based on an initial stock price of $8.00 per share, the price at which the Common Stock was offered in our initial public offering; the last sale price on the AMEX on the first day of trading was $8.63.

                             AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. The Audit Committee meets with the independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

The Company's independent accountants also provided to the Audit Committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accountants' independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                                    DR. HORACIO GROISMAN (CHAIR)

                                                    ALAN BLAUSTEIN

                                                    MIGUEL CAUVI

                          FEES OF INDEPENDENT AUDITORS

The aggregate fees billed for services rendered by Deloitte & Touche LLP during the fiscal year ended December 31, 2000 were as follows:

         Category                                    Aggregate Fees
         --------                                    --------------

         Audit Fees                                   $   93,800
         All Other Fees                               $  119,745

"All Other Fees" above consist primarily of fees incurred in connection with our initial public offering. The Audit Committee has considered whether Deloitte & Touche LLP's provision of the services covered under the caption "All Other Fees" above is compatible with maintaining Deloitte & Touche LLP's independence, and believes it is compatible.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information known to us with respect to the beneficial ownership of our common shares as of August 31, 2001 by (i) each shareholder known by us to be the beneficial owner of more than 5% of our common shares, (ii) each director of Take to Auction and (iii) all executive officers and directors as a group. The information in the following table assumes (i) a 1,000-for-one stock split of our outstanding common shares effected on August 26, 1999 (ii) a subsequent 2.326530644-for-one stock split of our outstanding common shares effected on November 3, 1999 and (iii) a subsequent 1-for-3 reverse stock split of our outstanding common shares effective on May 4, 2000.

                                                                     COMMON SHARES
                                                                   BENEFICIALLY OWNED
                                                               -------------------------
NAME OF BENEFICIAL OWNER(1)                                    NUMBER      PERCENTAGE(2)
---------------------------                                    ------      -------------

Ilia Lekach(5)........................................       1,373,000        18.46%
Pacific Investments(8)................................       1,283,000        17.25%
E Com Ventures(7).....................................         932,889        12.54%
Horacio Groisman(3)...................................         562,957         7.57%
Magdalena Zafir.......................................         542,857         7.30%
Albert Friedman(3)....................................         418,333         5.62%
Hugo Calemczuk(3).....................................         400,000         5.38%
Jonathan Geller(6)....................................          76,428         1.03%
Mitchell H. Morgan(4).................................          74,490         1.00%
Executive officers and directors as a group
  (8 persons).........................................       2,905,208        39.05%

(1) Unless otherwise noted, the address of each shareholder is our address, which is 5555 Anglers Avenue, Suite 16, Fort Lauderdale, Florida 33312.

(2) Percentage of ownership is based on 7,438,889 shares outstanding as of August 31, 2001. Common shares subject to options currently exercisable or exercisable within 60 days of August 31, 2001 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(3) Options to purchase a total of 45,000, 45,000 and 75,000 shares granted to Messrs. Groisman, Calemczuk and Friedman, respectively, on August 25, 1999 and May 4, 2000, one third of which vest on the first, second and third anniversary of the date of grant. Does not include nonexercisable options of 25,000, 25,000 and 41,667 for Messrs. Groisman, Calemczuk and Friedman, respectively.

(4) Options to purchase 175,000 common shares, granted to Mr. Morgan on August 25, 1999 (48,469 shares), January 31, 2000 (9,864 shares) and
         May 4, 2000 (116,667 shares), one third of which vest on the first, second and third anniversary of the date of grant. Does not include nonexercisable options of 100,510.

(5) Options to purchase 270,000 common shares, granted to Mr. Lekach on January 31, 2000 (90,000 shares) and May 4, 2000 (180,000 shares), one third of which vests on the first, second and third anniversary of the date of grant. Does not include nonexercisable options to purchase 180,000 shares.

(6) Options to purchase 175,000 common shares, granted to Mr. Geller on October 1, 1999 (54,286 shares), January 31, 2000 (4,047 shares) and May 4, 2000 (116,667), one third of which vest on the first, second and third anniversary of the date of grant. Does not include nonexercisable options of 98,572.

(7)      E Com Ventures, Inc.'s address is 11701 N.W. 101st Road, Miami, Florida
         33178.

(8) Ilia Lekach, our Chairman of the Board, owns 100 percent of the issued and outstanding shares of common stock of Pacific Investments. On April 17, 2001, Pacific Investments sold 250,000 shares to E Com Ventures, Inc. at a sales price of $1.01 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since our inception in June 1999, there has not been nor is there currently proposed any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our common shares had or will have a direct or indirect interest other than (i) compensation arrangements, which are described where required under "Management" and (ii) the transactions described below.

SALES OF SECURITIES

Since our inception, we have made the following sales of our common shares to our officers, directors and beneficial owners of 5% or more of all outstanding common shares that were not registered under the Securities Act. The common shares issued and listed hereunder reflect a split on a 1,000-to-1 basis on August 26, 1999 and split on a 2.326530644-for-1 basis on November 3, 1999 and a reverse split on a 1-for-3 basis on May 4, 2000.

On August 26, 1999, we sold an aggregate of 5,427,796 common shares under Rule 506, Regulation D, promulgated under the Securities Act, at a purchase price of $0.18 per common share to certain sophisticated and accredited investors, including the following officers, directors and beneficial owners of 5% or more of our issued and outstanding common shares:

                                                                       PURCHASE            TOTAL
                                                    SHARES          PRICE PER SHARE      PROCEEDS
                                                  ---------         ---------------     ---------

Horacio Groisman (1) .................               42,857            $   0.18         $ 100,000
Albert Friedman (2) ..................              379,224            $   0.18            69,857
Hugo Calemczuk (1) ...................              380,000            $   0.18            70,000
Pacific Investments (3) ..............            1,520,000            $   0.18           280,000
Magdalena Zafir ......................              542,857            $   0.18           100,000

(1) Messrs. Groisman and Calemczuk have served as directors of Take to Auction since August 1999.

(2) Mr. Friedman has been our President, Chief Executive Officer and director since July 1999.

(3) Pacific Investments is owned 100% by Ilia Lekach. Mr. Lekach has been our Chairman of the Board and director since October 1999.

STOCK OPTIONS ISSUED TO DIRECTORS AND OFFICERS

The following directors and officers were awarded options to purchase the following number of common shares:

                                                                            WEIGHTED
                                                                             AVERAGE
                                                                         EXERCISE PRICE        TOTAL
                                  GRANT DATE          SHARES (1)            PER SHARE         PROCEEDS
                                  ----------          ----------         --------------       --------
Horacio Groisman .......               (5)                45,000            $   5.08         $  228,450
Albert Friedman (4) ....               (5)                75,000                5.08            380,750
Hugo Calemczuk .........               (5)                45,000                5.08            228,450
Mitchell Morgan (4) ....               (2)               175,000                5.40            945,332
Jonathan Geller (4) ....               (3)               175,000                5.21            911,772
Ilia Lekach ............               (6)               270,000                7.00          1,890,000


(1) All of such options vest equally over a three-year period commencing one year from the date of grant.

(2) Mr. Morgan was awarded options to purchase 48,469 common shares on August 25, 1999 at an exercise price of $1.23 per share and an additional 126,531 common shares during the period from January 1, 2000 through May 15, 2000 at an exercise price of $7.00 per share.

(3) Mr. Geller was awarded options to purchase 54,286 common shares on October 1, 1999 at an exercise price of $1.23 per share and an additional 120,714 common shares during the period from January 1, 2000 through May 15, 2000 at an exercise price of $7.00 per share.

(4) Options were issued pursuant to employment agreements with Take to Auction.

(5) Messrs. Friedman, Groisman and Calemczuk were awarded options to purchase 25,000, 15,000 and 15,000 common shares, respectively, on August 25, 1999 at an exercise price of $1.23 per share, and an additional 50,000, 30,000 and 30,000 common shares during the period from January 1, 2000 through May 15, 2000 at an exercise price of $7.00 per share.

(6) Mr. Lekach was awarded options to purchase 90,000 common shares on January 31, 2000 at an exercise price of $7.00 per share and an additional 180,000 common shares on May 15, 2000 at an exercise price of $7.00 per share.

EXITO ENTERPRISES SOURCING ARRANGEMENT

From time to time, we purchase merchandise from Exito Enterprises or Exito, a distributor of watches and electronics. Hugo Calemczuk, a director of Take to Auction, is the President and majority shareholder of Exito. We have purchased approximately $12,000 and $72,000 of merchandise from Exito during fiscal 2000 and 1999, respectively. We intend to purchase more items of merchandise from Exito in the future if the terms and conditions of such proposed purchases are acceptable to us. All purchases from Exito are made in the open market and all such transactions are at "arms-length" and on terms and at prices we could readily obtain from unaffiliated third parties. We are not now, and have never been, under an obligation to purchase merchandise from Exito. During March 2000, we loaned Mr. Calemczuk approximately $66,000. This amount is due on demand and bears interest at the prime rate plus two percent.

E COM VENTURES, INC. ADVANCES

We received an advance of $1 million on December 21, 1999 from E Com Ventures, Inc. and an additional advance of $1 million on March 9, 2000. The chairman of the board of E Com Ventures, Inc. is also the chairman of the board of Take to Auction. These advances were structured into two separate two-year convertible note agreements during May 2000, bearing interest at six percent (6%) per annum. E Com Ventures, Inc. had the right to convert all, but not less than all, of the principal amount into shares of our common stock at the conversion price equal to our initial public offering price, less the underwriters' gross commissions. In addition, we granted a total of 200,000 warrants to E Com Ventures, Inc. at the initial public offering price, less the underwriters' gross commissions. These warrants expired on June 12, 2001.

EMPLOYMENT AGREEMENTS BETWEEN US AND OUR OFFICERS AND DIRECTORS

Pursuant to employment agreements between Take to Auction and each of Messrs. Friedman, Morgan and Geller, our executive officers and directors, we have agreed to pay an initial annual base salary to them in the amount of $125,000, $120,000 and $120,000, respectively.

PERFUMANIA.COM SERVICE AGREEMENT

On October 1, 2000, we entered into a six-month service agreement with Perfumania.com, Inc., a company related through a common chairman of the board, to outsource our warehouse and distribution functions. This agreement will automatically renew for successive one-year terms. This service agreement includes order processing, inventory management, warehousing, fulfillment and shipping of product. This agreement is variable, based on volume of sales, however, the agreement includes monthly minimum fees if such volume levels are not obtained. Such fees range from $11,000 to $20,000 per month based on volume of sales and were approximately $53,000 for the year ended December 31, 2000.

          PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                             (ITEM 2 ON PROXY CARD)

The firm of Deloitte & Touche LLP, the Company's independent auditors for the year ended December 31, 2000, was selected by the Board, upon the recommendation of the Audit Committee, to act in such capacity for the fiscal year ending December 31, 2001, subject to ratification by the shareholders. There are no affiliations between the Company and Deloitte & Touche LLP, its partners, associates or employees, other than as pertain to the engagement of Deloitte & Touche LLP as independent auditors for the Company in the previous year. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

VOTE

The favorable vote of a majority of the votes cast regarding the proposal is required to ratify the selection of Deloitte & Touche LLP. Accordingly, abstentions or broker non-votes will not affect the outcome of the vote on the proposal. Unless instructed to the contrary in the Proxy, the shares represented by the proxies will be voted FOR the proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors for the Company for the fiscal year ending December 31, 2001.

                                  OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations that no Forms 5 were required, the Company believes that, during 2000, its directors, executive officers and greater than ten percent beneficial owners complied with the applicable Section 16(a) filing requirements.

INCORPORATION BY REFERENCE. To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement entitled "Compensation Committee Report", "Audit Committee Report" (to the extent permitted by the rules of the Securities and Exchange Commission) and "Stock Price Performance Graph", as well as the Audit Committee Charter attached as Annex A, will not be deemed incorporated, unless specifically provided otherwise in such filing.

SHAREHOLDERS' PROPOSALS. In accordance with the Company's Bylaws, proposals of shareholders intended to be included in the Proxy Statement and related Proxy for the Company's annual meeting of shareholders to be held in 2002 must be received by the Company no later than February 28, 2002 at its principal office, 5555 Anglers Avenue, Suite 16, Fort Lauderdale, Florida 33312, Attention:
Corporate Secretary. Proposals must comply with the requirements as to form and substance established by the Commission for proposals in order to be included in the Proxy Statement.

Shareholder proposals submitted to the Company for consideration at the Company's Annual Meeting of Shareholders to be held in 2002 outside the processes of Rule 14a-8 (i.e., the procedures for placing a shareholder's proposal in the Company's Proxy materials) will be considered untimely if received by the Company after March 1, 2002. Accordingly, the Proxy with respect to the Company's 2002 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposals received by the Company after March 1, 2002.

FINANCIAL STATEMENTS. The Company's Annual Report to Shareholders for the year ended December 31, 2000 is being delivered with the Proxy Statement to the Company's shareholders.

OTHER MATTERS

The Board knows of no matters that are expected to be presented for consideration at the Meeting which are not described herein. However, if other matters properly come before the Meeting or any adjournment thereof, the person named in the accompanying Proxy has discretionary authority to vote the shares represented by the accompanying Proxy in accordance with his best judgment.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board
Fort Lauderdale, Florida

                                        /s/ Ilia Lekach
                                        ---------------
                                        Ilia Lekach
                                        Chairman of the Board

                                                                         ANNEX A

                            TAKE TO AUCTION.COM, INC.
                             AUDIT COMMITTEE CHARTER

                                   ARTICLE I.
                                    PURPOSE

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary responsibilities are to serve as an independent and objective party to:

o review the Company's auditing, accounting, and financial reporting processes;

o monitor the Company's internal controls regarding accounting, finance, legal compliance, and ethics;

o review and evaluate the Company's outside auditors and internal auditing function; and

o provide an open avenue of communication among the outside auditors, financial and senior management, the internal auditing function, and the Board of Directors.

Consistent with these responsibilities, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures, and practices at all levels. The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Article V of this charter.

                                   ARTICLE II.
                     RELATIONSHIP WITH THE OUTSIDE AUDITORS

The Company's outside auditor is ultimately responsible to the Board of Directors and the Audit Committee. Subject to an affirming vote by a majority of stockholders, the Board of Directors has the ultimate authority and responsibility to select, evaluate, and replace the outside auditors.

Management is responsible for preparing the Company's financial statements. The Company's outside auditors are responsible for auditing the financial statements. The activities of the Audit Committee are not designed to supersede or alter these traditional responsibilities.

                                  ARTICLE III.
                                  COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors. The members of the Audit Committee shall designate a chairperson of the committee. Each member of the Audit Committee shall be an independent director who is free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgement from management and the corporation. Notwithstanding the foregoing, in cases where the Audit Committee reasonably believes it to be in the best interests of the Company, a non-independent director may be nominated who is financially literate provided i) a majority of Audit Committee members are independent, and ii) the Chairperson is independent. The members of the Audit Committee shall satisfy at all times the requirements for audit committee membership of any exchange on which the Company's securities are listed or of any applicable law.

         Relationships that would disqualify a director from serving on the audit committee include:

o Employment by the corporation or its affiliates during the current year of any of the past three years;

o Being an immediate family member of a person who is or has been in the past three years an executive officer of the corporation or its affiliates; or

o Being an executive of a company if any executive of the corporation sits on the compensation committee of such other company.

In addition, each member of the Audit Committee shall be or become within a reasonable period of time after his or her appointment to the committee, financially literate. At least one member of the Audit Committee shall have accounting or related financial management expertise. The Board of Directors shall determine whether a member of the Audit Committee is financially literate or has accounting or related financial management expertise. Audit Committee members may enhance their financial literacy by participating in educational programs.

                                   ARTICLE IV.
                                    MEETINGS

The Audit Committee shall meet regularly and as circumstances dictate. Regular meetings of the Audit Committee may be held without notice at such time and at such place as shall from time to time be determined by the chairperson of the Audit Committee, the president, or the secretary of the corporation. Special meetings of the Audit Committee may be called by or at the request of any member of the Audit Committee, any of the Company's executive officers, the secretary, the director of internal auditing or the outside auditors, in each case on at least twenty-four hours notice to each member.

If the Board of Directors, management, the director of internal auditing function, or outside auditors desire to discuss matters in private, the Audit Committee shall meet in private with such person or group.

A majority of the Audit Committee members shall constitute a quorum for the transaction of the Audit Committee's business. Unless otherwise required by applicable law, the Company's charter or bylaws or the Board of Directors, the Audit Committee shall act upon the vote or consent of a majority of its members at a duly called meeting at which a quorum is present. Any action of the audit committee may be taken by a written instrument signed by all of the members of the Audit Committee. Meetings of the Audit Committee may be held at such place or places as the Audit Committee shall determine or as may be specified or fixed in the respective notices or waivers of a meeting. Members of the Audit Committee may participate in Audit Committee proceedings by means of conference telephone or similar communications equipment by means of which all persons participating in the proceedings can hear each other, or such participation shall constitute presence in person at such proceedings.

                                   ARTICLE V.
                               SPECIFIC ACTIVITIES

Without limiting the Audit Committee's authority, the Audit Committee shall carry out the following specific activities.

SECTION 5.1. REVIEW OF DOCUMENTS AND REPORTS

a.   Review and reassess this charter at least annually.

b. Subsequent to the Company's initial public offering, review the Company's annual report on Form 10-K, including the Company's year end financial statements, before its release and consider whether the information is adequate and consistent with members' knowledge about the corporation and its operations.

c. Review the regular internal reports to management prepared by the internal auditing function and management's response.

d. Subsequent to the Company's initial public offering, review the Company's quarterly reports on Form 10-Q prior to their filing or prior to the release of earnings and consider whether the information is adequate and consistent with each members' knowledge about the Company and its operations. The chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

SECTION 5.2. OUTSIDE AUDITORS

a. Recommend to the Board of Directors the selection of the outside auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the outside auditors. On an annual basis, the committee shall require the outside auditors to provide the Audit Committee with a written statement disclosing all relationships between the corporation and the outside auditors. The Audit Committee should review and discuss these relationships with the outside auditors to determine the auditors' independence. The Audit Committee shall take or recommend appropriate action to ensure the independence of the outside auditors.

b. Review with the outside auditors the scope, approach, and results of the annual auditing engagement.

c. Ensure that the outside auditors inform the committee of any fraud, illegal acts, or deficiencies in internal control of which they become aware and communicate certain required matters to the committee.

d. Review with the outside auditors their performance and approve any proposed discharge of the outside auditors when circumstances warrant.

e. Direct and supervise special audit inquiries by the outside auditors as the Board of Directors of the Audit Committee may request.

SECTION 5.3. FINANCIAL REPORTING PROCESSES

a. Review significant accounting and reporting issues, including recent professional and regulatory pronouncements or proposed pronouncements, and understand their impact on the Company's financial statements.

b. In consultation with the outside auditors and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

c. Consider the outside auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

d. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditors, management, or the internal auditing function.

SECTION 5.4. PROCESS IMPROVEMENT

a. Ensure that significant findings and recommendations made by the internal and outside auditors are received and discussed on a timely basis.

b. Review any significant disagreement among management and the outside auditors or the internal auditing function in connection with the preparation of the financial statements.

c. Review with the outside auditors, the internal auditing function, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.

SECTION 5.5. ETHICAL AND LEGAL COMPLIANCE

a. Review activities, organizational structure, and qualifications of the internal audit function.

SECTION 5.6. REPORTING RESPONSIBILITIES

a. Regularly update the Board of Directors about committee activities and make appropriate recommendations.

                                   ARTICLE VI.
                                  MISCELLANEOUS

The Audit Committee may perform any other activities consistent with this charter, the Company's charter and bylaws, and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate.

PROXY                      TAKE TO AUCTION.COM, INC.                      PROXY
          5555 ANGLERS AVE., SUITE 16, FORT LAUDERDALE, FLORIDA 33312

         THE UNDERSIGNED SHAREHOLDER(S) OF TAKE TO AUCTION.COM INC. ("TTA") HEREBY CONSTITUTES AND APPOINTS ALBERT FRIEDMAN AND MITCHELL MORGAN, AND EACH OF THEM, ATTORNEYS AND PROXIES OF THE UNDERSIGNED, EACH WITH POWER OF SUBSTITUTION, TO ATTEND, VOTE AND ACT FOR THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF TTA TO BE HELD ON OCTOBER 30, 2001 AT 9:00 A.M. EST, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, ACCORDING TO THE NUMBER OF SHARES OF COMMON STOCK OF TTA WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE, AND WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AS
FOLLOWS:

         THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTOR OF THE NOMINEES SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

                   (Continued and to be signed on other side)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                           TAKE TO AUCTION.COM, INC.

                                October 30, 2001

                Please Detach and Mail in the Envelope Provided

A [X] Please mark your vote as in this example.

THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTOR OF THE NOMINEES SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

FOR the nominees listed below (except         WITHHOLD AUTHORITY to vote for the
as marked to the contrary below)              nominees listed

            [ ]                                           [ ]

Nominees: JONATHAN GELLER, HUGO CALEMCZUK, ILIA LEKACH,
          MITCHELL MORGAN, MIGUEL CAUVI

(INSTRUCTION: To vote for the nominees listed above, mark the FOR box, and to withhold authority for the nominees listed at right, mark the "WITHHOLD AUTHORITY" box.)

1. To elect the nominees for the Board of Directors of TTA

2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the 2001 fiscal year.

                 FOR              AGAINST             ABSTAIN
                 [ ]                [ ]                 [ ]

3. In their discretion, the Proxies are authorized to transact such other business as may properly come before the Meeting.

   THIS PROXY WHEN PROPERLY EXECUTED WIL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE.

   The undersigned revokes any prior proxy at such meeting and ratifies all that said attorneys and proxies, or any of them may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TAKE TO AUCTION. COM, INC. PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

Signature ____________________ Signature if held jointly _______________________

Dated: ____________ , 2001

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please given full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.